UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                       (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

FOR THE YEAR SEPTEMBER 1, 2015 – AUGUST 31, 2016

ANNUAL REPORT
Roumell Opportunistic Value Fund

Institutional Class Shares
Class A Shares
Class C Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: opportunistic investment strategy risk, sector risk, non-diversified fund risk, operating risk, common stocks, preferred stock risk, convertible securities risk, large-cap securities risk, small-cap and mid-cap securities risk, micro-cap securities risk, risks related to investing in other investment companies, interest rate and credit risk, maturity risk, inflation risk, investment-grade securities risk, lower-rated securities or "junk bonds" risk, risks of investing in REITs, risk of investing in corporate debt securities, government debt markets may be illiquid or disrupted, foreign securities risk, and currency risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about October 30, 2016.

For More Information on Your Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

August 31, 2016

For the fiscal year ended August 31, 2016, the return on the Institutional Class Shares was 2.81%. The return on the Class A Shares was 2.54% and the return on the Class C Shares was 1.78%.1 This compares to 13.80% for the Russell 2000 Value Index, 11.31% for the 60% Russell 2000 Value Index/40% Barclays Government Credit Index, and 12.55% for the S&P 500 over the same period. These returns were attained with an allocation of about 30% in cash, 61% in equities, and 9% in fixed income during the fiscal year.

Please see the table below for the Fund's historical performance information through the calendar quarter ended September 30, 2016.
Average Annual Total Returns (Unaudited)			Gross	Net
Period Ended September 30, 2016	Past 1 Year	Since Inception[2]	Expense Ratio[3]	Expense Ratio[4]

Roumell Opportunistic Value Fund –Institutional Class Shares	9.64%	-0.90%	1.55%	1.23%
Roumell Opportunistic Value Fund –Class A Shares	9.42%	-1.11%	1.80%	1.48%
With 4.50% maximum sales load	4.50%	-1.90%	N/A	N/A
Roumell Opportunistic Value Fund –Class C Shares	8.55%	-6.44%	2.55%	2.23%
60% Russell 2000 Value Index, and 40% Barclays Capital U.S. Government Credit Index	14.14%	7.39%	N/A	N/A
Russell 2000 Value Index	18.81%	9.34%	N/A	N/A
S&P 500 Total Return Index	15.43%	12.30%	N/A	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

1A maximum sales charge imposed on purchases of 4.50% is charged to the Class A shares.  A maximum deferred sales charge of 1.00% is applied to the Class C shares.  For the fiscal year ended August 31, 2016, the one year return with sales load on the Class A shares was -1.46%.  The one year return with the deferred sales charge on the Class C shares was 0.78%.
2The Fund's inception date is December 31, 2010.
3Gross expense ratio includes acquired fund fees and expenses and other expenses.
4The Advisor has entered into an Operating Plan with the Fund's administrator through January 1, 2017, under which it has agreed to (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $77 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement.  These measures are intended to limit the Fund's operating expenses to 1.23% of the average daily net assets, exclusive of brokerage fees and commissions, portfolio transaction fees, registration fees, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees.  The Fund's net expense ratio will be higher than 1.23% to the extent the Fund incurs expenses excluded from this arrangement.  The Fund also charges a 1.00% redemption fee on the Institutional Class shares, Class A shares, and Class C shares within 60 days of their issuance.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees.  More recent expense ratios are found in the Financial Highlights.

Forecasting and Deep Value Investing

In the recently published book, Superforecasting, The Art and Science of Prediction, authors Philip E. Tetlock and Dan Gardner report on the rich details of their Good Judgement Project (GJP). The GJP was part of a larger longitudinal study involving thousands of individuals over several years to better understand forecasting with the ultimate goal of increasing the U.S. intelligence community's forecasting accuracy. The book's authors are experts at analyzing forecasting abilities and offer their views on whether anyone can forecast meaningfully above average (yes, but it's a small group) and describe the attributes that they believe help explain these superforecasters' abilities. Tetlock and Gardner believe that the habits of superforecasters can be codified and taught and end their book with a Ten Commandments of superforecasting for their readers.

RAM has always been forecasting-averse, and for good reason – it's very difficult and the odds of success are low. In Tetlock and Gartner's view, about 2% of their participants (a group comprised of engineers, lawyers, artists, scientists, Wall Streeters and Main Streeters, professors and students), qualified as superforecasters. These were well-read, smart people who stay on top of world affairs and know how to research questions.  This rather sobering notion is precisely why RAM has long de-emphasized highly liquid markets/securities, growth investments highly dependent on predicting future earnings, forecasting future commodity prices or the direction of interest rates.

To be clear, all investments at some level rely on certain forecasts. RAM's goal has always been to divide investment narratives into essentially two buckets – what is known today and what may materialize tomorrow. The more an investment thesis rests on the former, "what is," the more we like it. In our last semi-annual letter we discussed buying double-discounted closed-end bond funds possessing a discount to NAV and an NAV itself that is reflective of a portfolio of bonds trading at a deep discount to par value wherein we effectively were able to purchase a diversified portfolio of high yield bonds at seventy cents of par value.  These investments are classic "what is" investments. The investment relies far more on a discount to value today as opposed to possible value creation tomorrow that is heavily dependent on forecasting.

Nonetheless, even our double discounted closed-end bond fund investments have some degree of forecasting built into the underlying investment thesis. For instance, we modeled portfolio default rates of 5% to 20% (with zero recovery values), which means a tsunami of defaults exceeding our high-end model would be problematic; a low probability, but something north of zero. Moreover, we predict the portfolio managers will not trade the portfolio in a way that eliminates the value of the double-discount, i.e., terrible bond trading that renders moot an analysis of the existing portfolio. Thus, while all investments do involve forecasting, our approach has been to minimize the requirement to forecast the future as much as possible.

The Intelligence Advanced Research Projects Activity (IARPA) is an agency within the Intelligence Community (IC) that reports to the director of National Intelligence. Its job is to increase the accuracy of American intelligence estimates. Not surprisingly, no one really knows how good the overall intelligence forecasting is because it's never been measured, likely the result of analysts not wanting the light shined on their significant, but often not useful, efforts. The IC was humiliated by its conviction that Iraq possessed WMD, adding to other big "misses" such as the surprise collapse of the Soviet Union. With a desire to better understand the business of predicting the future, IARPA created a forecasting tournament comprised of five teams led by top researchers to measure forecasting acumen among intelligence professionals and educated, informed, common citizens.

The GJP was one team comprised of 2,800 individuals from varying backgrounds who were selected by the authors. Leveraging their knowledge and prior research on the subject of forecasting, the authors put in place a structure for the GJP team. From September 2011 to June 2015, teams were required to submit daily forecasts for nearly 500 questions about world affairs. Participants were allowed to regularly update and change their forecasts; each change becoming a new forecast.  Questions like the following were posited: Will Greece leave the Eurozone?; Will Israel attack Iranian nuclear facilities by September?; and, Will Saudi Arabia cut their oil production output by the end of this year? The study rewarded confidence/conviction levels such that an individual assigning an 80% probability to a potential event occurring received a higher score than someone assigning a 50% probability to the same event if it, in fact, occurred.

The GJP group beat the official control group (comprised of an IC team operating under the same constraints) by 60% after year 1 and by 78% by the end of year 2. The GJP team also beat university-affiliated teams, including the University of Michigan and MIT, from 30% to 70%, and outperformed professional intelligence analysts with access to classified information. The study's basic conclusion: generating above average forecasting value is unlikely, but possible. To wit, roughly 2% of the individuals in the study showed themselves to be superforecasters. What were some of the traits and habits shared among this group of superforecasters?

One of the big takeaways from the authors' history of studying forecasting is comparing one group they describe as hedgehogs to another who they describe as foxes.  Superforecasting, their research shows, is highly correlated with how one thinks, not what one thinks. Hedgehogs tend to think around "big ideas" and present as highly confident people; to their forecasting detriment. Referring to this group, the authors state, "They sought to squeeze complex problems into the preferred cause-effect templates and treated what did not fit as irrelevant distractions…they were unusually confident and likelier to declare things 'impossible' or 'certain.' Committed to their conclusions, they were reluctant to change their minds even when their predictions clearly failed. They would tell us, 'Just wait.'"

The other group, foxes, was comprised of much more pragmatic thinkers, who were often humble in their assessments. Referring to this group, the authors noted, "These experts gathered as much information from as many sources as they could. They talked about possibilities and probabilities, not certainties.  And while no one likes to say 'I was wrong,' these experts more readily admitted it and changed their minds."
While reading Superforecasters one is reminded of the difficulty of forecasting, particularly the macro-economic variety, and why RAM has tried to stay clear of being overly dependent on such forecasting as much as possible. We are in the business of forecasting at some level, but the goal has always been to keep it to a minimum while pursuing existing embedded value. That means not owning investments wholly dependent on rising/falling commodity prices, interest rates predictions, estimating GDP growth and the like.

On an individual security basis, it means minimizing our dependence on growth projections and preferring to emphasize "what is", while hopefully owning optionality without paying for it. It's why we owned a gold streaming company (on two separate occasions) when it provided a 12% plus free cash flow yield, but sold it when that yield contracted toward 6%, materially increasing the investment's dependence on forecasting gold prices, which was something we did not feel competent to pursue. Now, with the price of gold steadily rising, this security has been upgraded by sell-side analysts – after a 100% rise from its low - based on their sudden conviction that gold prices are headed higher, evidently based on nothing other than that gold prices are headed higher. Joining in with the average opinion of the average opinion is not what we do.

To sum, the authors offer up the habits of superforecasters which they believe can materially increase one's forecasting accuracy. Here are a few examples among the authors' Ten Commandments of the superforecasters:

•
Triage. Focus on questions where your hard work is likely to pay off. Don't waste time either on easy "clock-like" questions (where simple rules of thumb can get you close to the right answer) or on impenetrable "cloud-like" questions (where even fancy statistical models can't beat the dart-throwing chimp). Concentrate on questions in the Goldilocks zone of difficulty, where effort pays off the most.

•
Strike the right balance between under- and over-reacting to evidence. Belief updating is to forecasting as brushing and flossing are to good dental hygiene. It can be boring, occasionally uncomfortable, but it pays off in the long term.

•
Strike the right balance between under- and over-confidence, between prudence and decisiveness. Superforecasters understand the risks both of rushing to judgment and of dawdling too long near "maybe." They routinely manage the trade-off between the need to take decisive stands and the need to qualify their stands.

•
Bring out the best in others and let others bring out the best in you. Master the fine arts of team management, especially perspective taking (understanding the arguments of the other side so well that you can reproduce them to the other's satisfaction), precision questioning (helping others to clarify their arguments so they are not misunderstood), and constructive confrontation (learning to disagree without being disagreeable).

Recent Updates of Top Five Equity Holdings

Rosetta Stone, RST.  RST continues to execute on its plan to focus on three core business lines: enterprise and education (E&E) language, literacy (Lexia Learning) and serious consumer language learners.  Led by Chairman and CEO, John Hass, and a strong board, the company is, in our view, showing clear signs of a successful turnaround.  We believe that the company will continue to materially improve its operations and will attract financial and strategic buyers interested in purchasing the company in whole or in parts.

RST reported a drop of 11% in YOY sales driven by its twin decisions to price its consumer offering for the serious language learner and to exit certain E&E language markets outside of North America and Northern Europe.  Lexia Learning, the company's no-longer "hidden gem", saw revenues climb over 33% YOY and continues to rapidly grow while retaining over 90% of its subscribers on an annual basis.  All three business lines saw operating expenses decline.  Overall, general and administrative expenses declined 15% while sales and marketing expenses were down 6%, contributing to the Company's sixth consecutive quarter of year-over-year operating expense reductions.

RST reported, for the second quarter in a row, 20% plus YOY growth in K-12 Language revenue.  As noted in previous updates, the company will introduce its new E&E language product, called Catalyst, which is embedded with sophisticated placement and assessment tools, into the marketplace in the fourth quarter of this year.  In September, Catalyst was reviewed by PCMagazine and received an Editor Rating of excellent. The editor called Catalyst "a new and smarter tool for enterprise language learning."

The company increased its 2016 guidance on multiple fronts: revenues were estimated to be $190 million up from earlier guidance of $182 million, year-end cash balance is now estimated to be $35 million up from $30 million and adjusted EBITDA is now expected to be a negative $10 million from earlier guidance of negative $27 million.  The company reaffirmed its going-concern guidance to generate 10% free-cash flow on revenue exiting 2017.  This is a notable and impressive goal for a company of this size providing a strategic acquirer the ability to further increase cash flow given the high fixed-costs of running a small public-traded business.

Finally, the company's new iOS app won a Macworld bake-off of competing language apps. Macworld's Seamus Bellamy found that Rosetta Stone's app topped Duolingo and Babbel, noting it has a "feature set the other two can't match."
As of the fiscal year ended August 31, 2016, the Fund held 9.28% in Rosetta Stone, RST.
Paratek Pharmaceuticals, PRTK.  PRTK continues to execute on its plan to bring its main drug – omadacycline – to market as a broad-spectrum, multiple-indication antibiotic to a world desperately in need of new antibiotics.  Nonetheless, the company's shares seem to suffer a similar fate to Rodney Dangerfield – no respect.   We remain confident in omadacycline, the company's management team, and the secular trend for new and novel antibiotic treatments.  It was a busy and eventful second quarter for PRTK:
•	Reported positive Phase 3 study results with omadacycline in acute bacterial skin and skin structure infections
•	Accelerated timing to report top-line data of the omadacycline Phase 1b urinary tract infection study to Q4 2016
•	Raised $59.3 million through underwritten equity offering
•	Dosing of first patient in oral-only Phase 3 study evaluating omadacycline for treatment of ABSSSI (skin) expected in August 2016
"Our clinical development program for omadacycline continues to progress well. We have successfully completed our Phase 3 registration study in Acute Bacterial Skin and Skin Structure  infections (ABSSSI), and our Phase 3 study in community acquired bacterial pneumonia (CABP) continues to progress according to plan. With our progress to date, we remain on track to file a new drug application for omadacycline in the United States in the first half of 2018," said Michael Bigham, Chairman and Chief Executive Officer, Paratek.

To be clear, the company's recent equity raise did materially dilute existing shareholders. However, it did provide offsetting value, in our opinion.  The company's leading shareholder, Omega, purchased over 10% of the newly issued shares.  The FDA's special protocol assessment (SPA) with the company required only one Phase 3 study for each of its two leading indications of skin and pneumonia (typically two Phase 3 trials are required).  The caveat was that each trial had to be successful in order to win approval for either indication.  Thus, it was possible that the company's pneumonia (CABP) trial could fail when it read out in mid-2017 undermining the recent success of its Phase 3 skin trial.

The company decided to raise the capital to pursue a second Phase 3 skin trial (oral-only versus the IV-to-oral study just completed) in order to secure one indication at minimum in the event that its pneumonia trial fails.  Essentially, a certain amount of upside was exchanged for a lower amount of downside as the probability of success for its oral-only skin trial is quite high (90% plus) given the company's significant bioequivalency data (previously funded by Novartis), i.e., its oral and IV formulations result in the same level of penetration. Note, in the past two years two skin-only antibiotics (Trius and Durata) were purchased by big-pharma at about $700 million, roughly 2x PRTK's current market capitalization.

We remain impressed with PRTK's team, particularly in light of the results of its successful Phase 3 IV-to-oral skin trial.  Omadacycline showed exceptionally high levels of tolerability, just as Evan Loh, M.D., the company's President and Chief Medical Officer, long predicted.  With Phase 3 results for skin and pneumonia expected to be reported in mid-2017 (pneumonia trial data was moved up to mid-year from earlier estimates for 2H 2017), the company's shares may continue to trade near current levels.
As of the fiscal year ended August 31, 2016, the Fund held 5.50% in Paratek Pharmaceuticals, PRTK.
Apple, AAPL. In the quarter, Apple posted quarterly revenue of $42.4 billion and quarterly net income of $7.8 billion, with gross margins of 38%. Its Services business grew 19% year-over-year and App Store revenue was the highest ever.  Apple Music also continues to grow, which is further evidence of its strong eco-system.  In the quarter, AAPL returned over $13 billion to investors through share repurchases and dividends.  More recently, initial quantities of iPhone 7/7Plus sold out globally and several carriers indicated strong pre-orders for the latest iPhones. With a rock-solid balance sheet, we believe the company's shares offer compelling value as it trades at less than 10x P/E ex-tax effected net cash.
As of the fiscal year ended August 31, 2016, the Fund held 5.41% in Apple, AAPL.
Covisint, COVS.  COVS reported revenue of $17.4 million in the most recent quarter, down 6% YOY.  Subscription revenue declined to $14.6 million, down 7% YOY.  Despite declining revenue, and reporting a GAAP loss, the company continued to manage its expenses.  Net cash grew from $40 million as of March 31st to $42 million on June 30th (roughly 50% of its current market capitalization).

We have been vocal in our discussions with the company, and in our SEC filings, that we believe shareholders would be best served by selling the company to a larger industry player better positioned to take advantage of what remains a strong technology platform, according to key industry contacts and customers.  One key industry contact informs us that COVS' IoT platform is the best among the platforms it has reviewed and its access management software remains among the strongest in the marketplace.  Nonetheless, lacking the high name recognition of several competitors, and a limited marketing budget, is clearly making it difficult to grow subscription revenue.

We believe COVS remains a very cheap stock.  Moreover, we believe the company will be acquired, sooner rather than later, particularly if it is unable to turnaround its subscription revenue trends.  Although the company initially resisted efforts by leading shareholders to effect change, at the end of August it reached an agreement with Dialectic Capital to appoint three new independent directors to its Board.  One of the Dialectic selected directors will become the Covisint Board's non-executive Chairman.
As of the fiscal year ended August 31, 2016, the Fund held 5.35% in Covisint, COVS.
Samsung Preferred, KR 5935.  Building on recent quarterly strength, Samsung reported a solid second quarter.  Company revenues increased 5% YOY while operating profit grew roughly 18% YOY.  Recall, our investment thesis from the beginning on Samsung is that we were effectively paying nothing for its mobile business (viewed as having lost the war to Apple), after applying a modest multiple to its semiconductor business.  It's fair to now say that the company's IT & Mobile Communications Division is worth far more than nothing as this division has seen a substantial increase in earnings resulting from strong demand for its flagship Galaxy S7 and S7 devices.  In fact, one industry techie we spoke to believes the Galaxy has more functionality than Apple's current smart phone model.

Recently, Samsung had a global recall of its Galaxy Note 7 due to a potential fire hazard caused by a defective battery.  The company is in the midst of a refund/replacement program.  While this will certainly affect near-term earnings, we do not believe it will have a large impact long-term.

The company's component business continues to perform well and the company raised its guidance.  To wit, "Demand for semiconductors for mobile and SSD increased and the company achieved solid growth with a competitive edge in differentiated products, including 20-nanometer DRAM, V-NAND and 14-nanometer mobile AP."  Further, "In the third quarter, the company expects the component business to maintain its solid performance due to improved demand and supply conditions for memory chips and LCD panels and stable earnings for OLED."
Samsung's cash hoard continues to build despite its acquisitions.  The company ended the quarter with net cash of roughly $65 billion, up nearly 30% since June 30, 2015 when it was $51 billion.  We believe the company's shares are exceptionally cheap trading at under 6x earnings after backing out the company's net cash based on the valuation implied using the current share price of our preferred shares.

As of the fiscal year ended August 31, 2016, the Fund held 4.34% in Samsung Preferred, KR 5935.
We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.

Best Regards,

Jim Roumell
Lead Portfolio Manager
Roumell Opportunistic Value Fund

(RCRAM1016002)

ROUMELL OPPORTUNISTIC VALUE FUND
Institutional Class Shares

Performance Update (Unaudited)

For the period from December 31, 2010 (Date of Initial Public Investment) to August 31, 2016

Comparison of the Change in Value of a $25,000 Investment

This graph assumes the minimum initial investment of $25,000 at December 31, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund Institutional Class Shares (the "Fund") versus the Russell 2000 Value Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
					Gross
As of	One	Five	Since	Inception	Expense
August 31, 2016	Year	Year	Inception	Date	Ratio*
Institutional Class Shares	2.81%	0.05%	-1.05%	12/31/10	1.55%
Russell 2000 Value Index	13.80%	12.63%	9.35%	N/A	N/A
60% Russell 2000 Value Index and
40% Barclays Government Credit Index	11.31%	9.01%	7.43%	N/A	N/A
S&P 500 Total Return Index	12.55%	14.69%	12.52%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated December 29, 2015.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND
Class A Shares

Performance Update (Unaudited)

For the period from December 31, 2010 (Date of Initial Public Investment) to August 31, 2016

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,550 after maximum sales load of 4.50%) at December 31, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund Class A Shares (the "Fund") versus the Russell 2000 Value Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
					Gross
As of	One	Five	Since	Inception	Expense
August 31, 2016	Year	Year	Inception	Date	Ratio*
Class A Shares - No Sales Load	2.54%	-0.16%	-1.27%	12/31/10	1.80%
Class A Shares - 4.50% Maximum Sales Load	-1.46%	-1.07%	-1.92%	12/31/10	1.80%
Russell 2000 Value Index	13.80%	12.63%	9.35%	N/A	N/A
60% Russell 2000 Value Index and
40% Barclays Government Credit Index	11.31%	9.01%	7.43%	N/A	N/A
S&P 500 Total Return Index	12.55%	14.69%	12.52%	N/A	N/A
* The gross expense ratio shown is from the Fund's prospectus dated December 29, 2015.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND
Class C Shares

Performance Update (Unaudited)

For the period from July 30, 2013 (Date of Initial Public Investment) to August 31, 2016

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at July 30, 2013 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund Class C Shares (the "Fund") versus the Russell 2000 Value Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
August 31, 2016	Year	Inception	Date	Ratio*
Class C Shares	1.78%	-6.74%	07/30/13	2.55%
Russell 2000 Value Index	13.80%	6.65%	N/A	N/A
60% Russell 2000 Value Index and
40% Barclays Government Credit Index	11.31%	5.69%	N/A	N/A
S&P 500 Total Return Index	12.55%	10.90%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated December 29, 2015.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments

As of August 31, 2016
		Shares	Cost	Value (Note 1)

COMMON STOCKS - 46.43%

Business Services - 13.18%
*	Rosetta Stone, Inc.	508,494	$3,784,921	$4,495,087
*	Sizmek, Inc.	488,000	2,608,379	1,888,560
				6,383,647
Consumer Discretionary - 5.41%
	Apple, Inc.	24,700	2,531,208	2,620,670

Consumer Staples - 1.74%
*	Seaboard Corp.	260	691,240	841,100

Energy - 1.77%
*	First Solar, Inc.	22,700	1,175,102	858,514

Financials - 2.42%
	Fortress Investment Group LLC	240,000	1,163,466	1,171,200

Health Care - 5.51%
*	Paratek Pharmaceuticals, Inc.	197,880	2,994,033	2,665,444

Information Technology - 14.30%
*	Covisint Corp.	1,166,925	3,073,632	2,590,573
*	DSP Group, Inc.	166,126	1,425,274	1,917,094
*	GSI Technology, Inc.	334,000	1,320,218	1,633,260
*	The Rubicon Project, Inc.	92,000	843,723	782,000
				6,922,927
Materials - 0.00%
*	Colossus Minerals, Inc.	1,225,883	1,670,924	122

Real Estate - 2.10%
*	WCI Communities, Inc.	54,000	864,984	1,016,280

	Total Common Stocks (Cost $24,147,104)			22,479,904

PREFERRED STOCK - 4.34%
	Samsung Electronics Co. Ltd.	1,770	1,467,901	2,099,704

	Total Preferred Stock (Cost $1,467,901)			2,099,704

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2016
			Shares	Cost	Value (Note 1)

CLOSED-END FUNDS - 3.23%
Nuveen Credit Strategies Income Fund			110,000	858,281	$929,500
Nuveen Global High Income Fund			40,000	511,314	634,000

	Total Closed-End Funds (Cost $1,369,595)				1,563,500
		Par	Interest Rate	Maturity Date
CONVERTIBLE BOND - 0.03%
μ	BPZ Resources, Inc.	$1,657,000	8.500%	10/1/2017	16,570

	Total Convertible Bond (Cost $1,550)				16,570

CORPORATE BONDS - 5.17%		Par	Interest Rate	Maturity Date
	Atwood Oceanics, Inc.	$940,000	6.500%	2/1/2020	740,250
	CSI Compressco LP	1,810,000	7.250%	8/15/2022	1,629,000
	Goodrich Petroleum Corp.	962,000	8.875%	3/15/2018	134,680

	Total Corporate Bonds (Cost $3,519,286)				2,503,930

WARRANT - 0.01%		Shares	Strike Price	Exercise Date
*ə	Colossus Minerals, Inc.	614,167	$1.00	3/17/2019	6,142

	Total Warrant (Cost $332)				6,142

SHORT-TERM INVESTMENT - 40.84%				Shares
	Federated Treasury Obligations Fund, 0.02% §			19,776,370	19,776,370

	Total Short-Term Investment (Cost $19,776,370)				19,776,370

Total Value of Investments (Cost $50,282,138) - 100.05%					$48,446,120

Liabilities in Excess of Other Assets - (0.05)%					(25,325)

Net Assets - 100.00%					$48,420,795

	*	Non-income producing investment
	§	Represents 7 day effective yield
					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2016

μ
 The Fund was issued the escrow security, cusip 055ESC206, as a result of a confirmed  Plan of Liquidation for BPZ Resources, Inc., interest rate of 8.500% and maturity date of October 1, 2017.  On January 4, 2016, the Fund received a distribution  totaling $61,934 and the escrow security.  On April 5, 2016, an additional distribution  was made to holders totaling $159,539.   The escrow security was established for  possible future distributions.  As of August 31, 2016, no additional distributions had  been made.

ə
 Security is fair valued using the pricing policies approved by the Fund's Board of Trustees. In determining the price of the security, the Board of Trustees considered the issuer, terms, and the size of the Fund's investment in the security.  As of August 31, 2016, the security represents 0.01% of net assets and is not considered a material portion of the Fund.

Summary of Investments
	% of Net
Type	Assets	Value
Business Services	13.18%	$6,383,647
Consumer Discretionary	5.41%	2,620,670
Consumer Staples	1.74%	841,100
Energy	1.77%	858,514
Financials	2.42%	1,171,200
Health Care	5.51%	2,665,444
Information Technology	14.30%	6,922,927
Materials	0.00%	122
Real Estate	2.10%	1,016,280
Preferred Stock	4.34%	2,099,704
Closed-End Funds	3.23%	1,563,500
Convertible Bond	0.03%	16,570
Corporate Bonds	5.17%	2,503,930
Warrant	0.01%	6,142
Short-Term Investment	40.84%	19,776,370
Liabilities in Excess of Other Assets	-0.05%	(25,325)
Total	100.00%	$48,420,795

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities

As of August 31, 2016

Assets:
Investments, at value (cost $50,282,138)	$48,446,120
Receivables:
Fund shares sold	36,134
Dividends and interest	25,170
Total assets	48,507,424

Liabilities:
Payables:
Fund shares repurchased	33,289
Accrued expenses:
Advisory fees	39,563
Administration fees	13,331
Distribution and service fees - Class A Shares and Class C Shares	446
Total liabilities	86,629

Net Assets	$48,420,795
Net Assets Consist of:
Paid in Beneficial Interest	$59,643,104
Accumulated net investment loss	(128,030)
Accumulated net realized loss on investments	(9,258,261)
Net unrealized depreciation on investments	(1,836,018)
Total Net Assets	$48,420,795
Institutional Class Shares of beneficial interest outstanding, no par value (a)	6,175,433
Net Assets	$47,420,881
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$7.68
Class A Shares of beneficial interest outstanding, no par value (a)	88,945
Net Assets	$674,877
Net Asset Value and Redemption Price Per Share (b)	$7.59
Offering Price Per Share ($7.59÷ 95.50%)	$7.95
Class C Shares of beneficial interest outstanding, no par value (a)	50,792
Net Assets	$325,037
Net Asset Value, Offering Price and Redemption Price Per Share (b)(c)	$6.40

(a) Unlimited Authorized Shares
(b)	The fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.
(c)	Contingent deferred sales charge for Class C Shares is imposed on proceeds redeemed within year of purchase date (Note 1).

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations

For the Year Ended August 31, 2016

Investment Income:
Interest	$619,273
Dividends (net of foreign taxes withheld of $7,853)	271,694

Total Investment Income	890,967

Expenses:
Advisory fees (Note 2)	391,260
Administration fees (Note 2)	131,838
Distribution and service fees - Class A Shares (Note 3)	1,804
Distribution and service fees - Class C Shares (Note 3)	3,672

Total Expenses	528,574

Net Investment Income	362,393

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss from investments and foreign currency transactions	(9,022,502)

Net change in unrealized appreciation on investments and translation of
assets and liabilities in foreign currency	10,556,791

Net Realized and Unrealized Gain on Investments	1,534,289

Net Increase in Net Assets Resulting from Operations	$1,896,682

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets

For the Year Ended August 31,	2016	2015

Operations:
Net investment income	$362,393	$376,962
Net realized loss from investments and foreign
currency transactions	(9,022,502)	(199,871)
Distributions of net realized gains from underlying investment
companies	-	4,049
Net change in unrealized appreciation (depreciation) on
investments and translation of assets and liabilities
in foreign currency	10,556,791	(9,634,024)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,896,682	(9,452,884)

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(54,086)	(706,095)
Class A Shares	(1,751)	(41,804)
Class C Shares	(5,455)	(40,809)

Net realized gains
Institutional Class Shares	-	(3,167,669)
Class A Shares	-	(184,462)
Class C Shares	-	(192,006)

Decrease in Net Assets Resulting from Distributions	(61,292)	(4,332,845)

Beneficial Interest Transactions:
Shares sold	19,863,818	40,039,262
Redemption fees	(261)	357
Reinvested dividends and distributions	54,875	3,928,845
Shares repurchased	(15,787,586)	(32,025,952)

Increase in Net Assets from Beneficial Interest Transactions	4,130,846	11,942,512

Net Increase (Decrease) in Net Assets	5,966,236	(1,843,217)

Net Assets:
Beginning of Year	42,454,559	44,297,776
End of Year	$48,420,795	$42,454,559

Accumulated Net Investment Loss	$(128,030)	$(58,841)

See Notes to Financial Statements		(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets - Continued

For the Year ended August 31,	2016		2015

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,858,824	$19,832,043	4,632,969	$39,094,442
Redemption fees	-	(261)	-	357
Reinvested dividends
and distributions	7,041	47,735	403,137	3,475,039
Shares repurchased	(2,150,142)	(15,151,192)	(3,369,939)	(28,905,419)
Net Increase in Beneficial
Interest and Shares	715,723	$4,728,325	1,666,167	$13,664,419

Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,358	$16,133	56,267	$440,899
Reinvested dividends
and distributions	251	1,685	25,824	221,315
Shares repurchased	(46,860)	(323,445)	(142,577)	(1,144,034)
Net Decrease in Beneficial
Interest and Shares	(44,251)	$(305,627)	(60,486)	$(481,820)

Class C Shares	Shares	Amount	Shares	Amount
Shares sold	2,584	$15,642	69,350	$503,921
Reinvested dividends
and distributions	959	5,455	31,333	232,491
Shares repurchased	(51,540)	(312,949)	(265,784)	(1,976,499)
Net Decrease in Beneficial
Interest and Shares	(47,997)	$(291,852)	(165,101)	$(1,240,087)

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares

For a share outstanding	August 31,
during the fiscal years ended	2016		2015		2014		2013		2012

Net Asset Value,
Beginning of Year	$7.48		$10.50		$11.15		$9.31		$9.42

Income (Loss) from Investment
Operations:
Net investment income	0.06	(c)	0.08	(c)	0.13		0.03		0.09
Net realized and unrealized
gain (loss) on investments	0.15		(1.90)		(0.16)		1.89		(0.13)
Total from Investment Operations	0.21		(1.82)		(0.03)		1.92		(0.04)

Less Distributions:
From net investment income	(0.01)		(0.22)		(0.03)		(0.08)		(0.07)
From realized gains	-		(0.98)		(0.59)		-		-
Total Distributions	(0.01)		(1.20)		(0.62)		(0.08)		(0.07)

Paid in Beneficial Interest:
From redemption fees	(0.00)	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Total Paid in Beneficial Interest	(0.00)	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Year	$7.68		$7.48		$10.50		$11.15		$9.31

Total Return	2.81%		(18.82)%		(0.12)%	(a)	20.71%	(a)	(0.36)%

Net Assets, End of Year
(in thousands)	$47,421		$40,835		$39,842		$33,617		$18,249

Ratios of:
Total Expenses to Average
Net Assets	1.23%		1.23%		1.23%		1.23%		1.23%
Net Investment Income to Average
Net Assets	0.86%		0.94%		1.27%		0.31%		1.10%

Portfolio turnover rate	71.27%		66.14%		92.74%		77.73%		49.34%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes andthe returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Actual amount is less than $0.01 per share.
(c)	Calculated using the average shares method.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Class A Shares

For a share outstanding	August 31,
during the fiscal years ended	2016		2015		2014		2013		2012

Net Asset Value,
Beginning of Year	$7.42		$10.44		$11.10		$9.28		$9.41

Income (Loss) from Investment
Operations:
Net investment income	0.04	(d)	0.07	(d)	0.12		0.01		0.08
Net realized and unrealized
gain (loss) on investments	0.15		(1.89)		(0.17)		1.88		(0.15)
Total from Investment Operations	0.19		(1.82)		(0.05)		1.89		(0.07)

Less Distributions:
From net investment income	(0.02)		(0.22)		(0.02)		(0.07)		(0.06)
From realized gains	-		(0.98)		(0.59)		-		-
Total Distributions	(0.02)		(1.20)		(0.61)		(0.07)		(0.06)

Paid in Beneficial Interest:
From redemption fees	-		-		0.00	(c)	-		0.00	(c)
Total Paid in Beneficial Interest	-		-		0.00	(c)	-		0.00	(c)

Net Asset Value, End of Year	$7.59		$7.42		$10.44		$11.10		$9.28

Total Return (a)	2.54%		(18.92)%		(0.38)%	(b)	20.46%	(b)	(0.56)%

Net Assets, End of Year
(in thousands)	$675		988		$2,022		$2,553		$1,426

Ratios of:
Total Expenses to Average
Net Assets	1.48%		1.48%		1.48%		1.48%		1.48%
Net Investment Income to Average
Net Assets	0.61%		0.80%		1.02%		3.00%		0.89%

Portfolio turnover rate	71.27%		66.14%		92.74%		77.73%		49.34%

(a)	Total return does not reflect sales charge, if any.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Actual amount is less than $0.01 per share.
(d)	Calculated using the average shares method.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Class C Shares

For a share outstanding during	August 31,
the fiscal year or period ended	2016		2015		2014		2013	(e)

Net Asset Value, Beginning of Period	$6.39		$9.22		$9.95		$10.00

Income (Loss) from Investment Operations
Net investment income (loss)	(0.01)	(f)	0.02	(f)	0.03		(0.01)
Net realized and unrealized gain (loss)
on investments	0.11		(1.66)		(0.15)		(0.04)
Total from Investment Operations	0.10		(1.64)		(0.12)		(0.05)

Less Distributions:
From net investment income	(0.09)		(0.21)		(0.02)		-
From realized gains	-		(0.98)		(0.59)		-
Total Distributions	(0.09)		(1.19)		(0.61)		-

Net Asset Value, End of Period	$6.40		$6.39		$9.22		$9.95

Total Return (c)	1.78%		(19.55)%		(1.09)%	(d)	(0.50)%	(b)(d)

Net Assets, End of Period (in thousands)	$325		$631		$2,434		$615

Ratios of:
Total Expenses to Average Net Assets	2.23%		2.23%		2.23%		2.23%	(a)
Net Investment Income (Loss) to Average
Net Assets	(0.14)%		0.22%		0.27%		(1.20)%	(a)

Portfolio turnover rate	71.27%		66.14%		92.74%		77.73%	(b)

(a) Annualized.
(b) Not annualized.
(c)	Total return does not reflect sales charge, if any.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for the returns based upon those net asset values may differ from the net asset values and returnsfinancial reporting purposes and for shareholder transactions.

(e)	For a share outstanding for the initial period from July 30, 2013 (Date of Initial Public Investment) to August 31, 2013.
(f)	Calculated using the average shares method.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The Fund commenced operations on December 31, 2010. The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC ("Roumell Asset Management" or the "Advisor") seeks to achieve the Fund's investment objective by using an opportunistic investment strategy.  The Advisor is an opportunistic capital allocator (OCA) with a deep value bias in selecting individual securities.  The Advisor will wait until an investment situation is presented where, in its opinion, the odds of success are favorable relative to the risks.  In the absence of such situations, the Fund will stay liquid and on the sidelines invested in Cash and Cash Equivalents.  The Advisor's approach to opportunistic investing emphasizes purchasing securities at a meaningful, quantifiable discount to its calculation of intrinsic value taking into consideration the understandability of the business model, the safety of the capital structure, and the competency of the company's management.  Using this opportunistic strategy, however, may result in the Advisor finding many suitable investment opportunities for the Fund during certain periods, but finding very few during other periods.

The Fund currently has an unlimited number of authorized shares, which are available to three classes - Institutional Class Shares, Class A Shares, and Class C Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in sales charges and ongoing distribution and service fees. Class A Shares are subject to an initial sales charge of 4.50%.   Class C Shares are subject to a contingent deferred sales charge of 1% of the proceeds redeemed within one year of the purchase date. Class A Shares and Class C Shares are subject to distribution plan fees, which are further discussed in Note 3. All share classes are subject to redemption fees within 60 days of the issuance of such shares of 1.00%. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of August 31, 2016 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3(b)
Common Stocks*	$22,479,90	$22,479,904	$-	$-
Preferred Stock	2,099,704	2,099,704	-	-
Closed-End Funds	1,563,500	1,563,500	-	-
Convertible Bond	16,570	-	16,570	-
Corporate Bonds	2,503,930	-	2,503,930	-
Warrant	6,142	-	-	6,142
Short-Term Investment	19,776,370	19,776,370	-	-
Total	$48,446,120	$45,919,478	$2,520,500	$6,142
*Refer to Schedule of Investments for breakdown by Sector.
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended August 31, 2016.  It is the Fund's policy to record transfers at the end of the year.
(b) At the beginning and the end of the reporting period, Level 3 investments were not considered a material portion of the Fund, and hence, reconciliation is not provided.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund's shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   Transactions with Affiliates and Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee equal to an annualized rate of 0.92% of the Fund's average daily net assets. The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund, computed at the end of each month and payable within five days thereafter.

Administrator
Fund Accounting and Administration Agreement:  The Administrator provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.31% and is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Operating Plan:  The Advisor has entered into an Operating Plan with the Administrator under which it has agreed to make the following payments to the Administrator: (i) when the Fund's assets are below $77 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.
Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Administrator for their services pursuant to the Compliance Services agreement with the Fund.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Certain officers of the Trust may also be officers of the Advisor or the Administrator.

3.   Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Class A Shares and Class C Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of the Class A Shares and 1.00% per annum of the average daily net assets of the Class C Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of the Class A Shares and Class C Shares or servicing of Class A Shares and Class C Shares shareholder accounts.  For the fiscal year ended August 31, 2016, $1,804 in fees were incurred by the Fund for the Class A Shares and $3,672 in fees were incurred by the Class C Shares.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

4.   Purchases and Sales of Investment Securities

For the fiscal year ended August 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$21,032,985	$28,006,413
There were no long-term purchases or sales of U.S. Government Obligations during the fiscal year ended August 31, 2016.

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal year ended August 31, 2016:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) Percentage	Realized Gain (Loss)($)
Athabasca Oil Corp.**	2,968,472	2,479,498	(16.47)%	(488,974)
Athabasca Oil Corp.*	717,363	274,886	(61.68)%	(442,476)
BPZ Resources, Inc.**	1,025,118	61,934	(93.96)%	(963,184)
BPZ Resources, Inc.	2,291,975	-	(100.00)%	(2,291,975)
Comerica, Inc.	1,333,120	1,249,875	(6.24)%	(83,245)
Comstock Resources, Inc.	3,670,333	819,098	(77.68)%	(2,851,235)
Diversified Real Asset Income Fund	1,312,753	1,458,067	11.07%	145,315
DSP Group, Inc.	305,405	410,923	34.55%	105,519
Liquidity Services, Inc.	2,309,678	3,126,859	35.38%	817,181
Nuveen Global High Income Fund	512,667	606,288	18.26%	93,622
Nuveen Credit Strategies Income Fund	811,292	909,093	12.05%	97,800
Polaris Industries	680,475	814,787	19.74%	134,313
QEP Resources, Inc.	1,684,465	1,286,753	(23.61)%	(397,712)
Rosetta Stone, Inc.	2,669,815	2,344,734	(12.18)%	(325,082)
Samsung Electronics Co. Ltd.*	2,118,255	2,264,798	6.92%	146,543
Sandstorm Gold Ltd.	2,383,321	2,959,792	24.19%	576,471

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

SeaChange International, Inc.	6,917,879	5,294,092	(23.47)%	(1,623,787)
Sierra Wireless, Inc.	703,131	966,944	37.52%	263,813
Sizmek, Inc.	3,275,736	1,336,997	(59.18)%	(1,938,738)
The Phaunos Timber Fund Ltd.*	636,012	639,341	0.52%	3,329
Net Realized Loss			-	$(9,022,502)
*Includes settlement of foreign currency sales.
**Excludes interest earned over the holding period.

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund's tax positions to be taken on the federal income tax return and, during the period/years ended August 31, 2013 through August 31, 2016, determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

Reclassifications relate primarily to differing book/tax treatment of foreign currency transactions.  For the year ended August 31, 2016, the following reclassifications were made:

Undistributed Net Investment Income	$ (370,290)
Accumulated Net Realized Gain on Investments	$ 370,290

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	Distributions from
For the Fiscal Years Ended	Ordinary Income	Long-Term- Capital Gains
08/31/2016	$61,292	$-
08/31/2015	$1,326,571	$3,006,274

At August 31, 2016, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$50,586,207

Gross Unrealized Appreciation	$3,986,733
Gross Unrealized Depreciation	(6,126,820)
Net Unrealized Depreciation	(2,140,087)

Other Book/Tax Differences	(128,031)
Capital Loss Carryforward	(8,954,191)

Accumulated Deficit	$(11,222,309)
The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales, the capital loss carryforward, and the deferral of late year losses of $128,031.  The Fund has a capital loss carryforward of $8,954,191, all of which is long-term in nature with no expiration.

6.   Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

7.   Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in the Federated Treasury Obligations Fund.  The Fund may redeem its investment from the Federated Treasury Obligations Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Federated Treasury Obligations Fund.  The financial statements of the Federated Treasury Obligations Fund, including the portfolio of investments, can be found at Federated's website, federatedinvestors.com or the Securities and Exchange Commission's website at sec.gov, and should only be read in conjunction with the Fund's financial statements.  As of August 31, 2016, the percentage of the Fund's net assets invested in the Federated Treasury Obligations Fund was 40.84%.

8.   Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of the Roumell Opportunistic Value Fund

We have audited the accompanying statement of assets and liabilities of Roumell Opportunistic Value Fund (the "Fund"), a series of shares of beneficial interest in the Starboard Investment Trust, including the schedule of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2012 have been audited by other auditors, whose report dated October 22, 2012 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roumell Opportunistic Value Fund as of August 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 31, 2016

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

1.   Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.
2.   Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Qs are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 1-800-773-3863.

3.   Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended August 31, 2016.

During the fiscal year, the Fund paid $61,292 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

4.   Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2016 through August 31, 2016.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Institutional Class Shares	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,172.50	$6.72

	$1,000.00	$1,018.95	$6.24
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.23%, multiplied by 184/366 (to reflect the one-half year period).

Class A Shares	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,171.30	$8.08

	$1,000.00	$1,017.70	$7.51
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.48%, multiplied by 184/366 (to reflect the one-half year period).

Class C Shares	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,165.80	$12.14

	$1,000.00	$1,013.93	$11.29
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 2.23%, multiplied by 184/366 (to reflect the one-half year period).

5.  Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At the annual meeting of the Fund's Board of Trustees held on September 7, 2016, the Trustees approved the renewal of the Investment Advisory Agreement for a one-year period ending September 15, 2017.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (v) the Advisor's practices regarding brokerage and portfolio transactions; and (vi) the Advisor's practices regarding possible conflicts of interest.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

At the meeting, the Trustees reviewed various informational materials including, without limitation, the Investment Advisory Agreement for the Fund; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative expense ratio information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; its coordination of services for the Fund among the Fund's service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor seeks to achieve the Fund's investment objective by using an opportunistic investment strategy with a deep value bias in selecting individual securities.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor's business, the Advisor's compliance program, and the Advisor's Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

In considering the investment performance of the Fund and Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group average).  The Trustees noted that the return for the one-year period ended June 30, 2016 for the Institutional Class Shares was (14.87)%, which lagged the returns of most of the comparable funds, the peer group average, and the benchmark index.  The Trustees then noted that the return for the six-month period ended June 30, 2016 for the Institutional Class Shares was (3.83)%, which lagged the returns of most of the comparable funds, the peer group average, and the benchmark index.  The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Fund and the Advisor was satisfactory.
In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees reviewed the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor; and the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Trustees noted that the Advisor either makes payments to the Administrator or directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund's annual operating expenses.  The Trustees also noted that excess profitability was not a concern at this time.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor as well. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the Fund's management fees were higher than some of the comparable funds, were lower than others, and were higher than the peer group average.  The Trustees also determined that the Fund's net expense ratio was higher than some of the comparable funds, was lower than others, and was equal to the peer group average.  The Trustees noted that the Fund was smaller than the peer group average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors, the Trustees considered the Fund's fee arrangements with the Advisor.  The Trustees noted that although the maximum management fee under the Investment Advisory Agreement would stay the same regardless of the Fund's asset levels, the Advisor had agreed to make payments to the Administrator at lower asset levels in order to help limit the Fund's expenses.  The Trustees pointed out that the Fund would benefit from economies of scale under agreements with service providers other than the Advisor.  In particular, it was noted that the Fund's administration fee was a significant component of the gross expense ratio and that the agreement utilized breakpoints in its fee schedule that allowed the Fund's shareholders to benefit from economies of scale.  The Trustees also noted that economies of scale were unlikely to be realized in the near future due to the size of the Fund.  It was pointed out that breakpoints in the management fee could be reconsidered in the future.  Following further discussion of the Fund's asset level, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements with the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.
In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.003 per share.  After further review and discussion, the Board of Trustees determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

In considering the Advisor's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.
6.   Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,184 during the fiscal year ended August 31, 2016 from the Administrator for their services to the Fund and Trust.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	17	None.
Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	17
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Leeward Investment Trust for its one series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	17
Independent Trustee of the Brown Capital Management Mutual Funds for its four series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies). Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp. Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	17	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Date of Birth: 06/1989	Secretary	Since 05/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary, and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

Item 2.   CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no substantive amendments during the period covered by this report.
(c)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.
Item 3.   AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, August 31, 2016, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.
Item 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP for August 31, 2015 and August 31, 2016 ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2015	2016
Roumell Opportunistic Value Fund	$11,250	$11 550

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended August 31, 2016 and August 31, 2016 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2015	2016
Roumell Opportunistic Value Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e) (1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended August 31, 2015 and August 31, 2016 were $2,000 and $2,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
Item 6.   SCHEDULE OF INVESTMENTS.
 A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
Item 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
    Not applicable.
Item 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
    Not applicable.
Item 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
Item 11.  CONTROLS AND PROCEDURES.
(a)
The Principal Executive Officer(s) and the Principal Financial Officer(s) have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: November 3, 2016	Katherine M. Honey President and Principal Executive Officer Roumell Opportunistic Value Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: November 3, 2016	Katherine M. Honey President and Principal Executive Officer Roumell Opportunistic Value Fund

By: (Signature and Title)	/s/ Ashley E. Harris
Date: November 3, 2016	Ashley E. Harris Treasurer and Principal Financial Officer Roumell Opportunistic Value Fund